SUPPLEMENT DATED DECEMBER 5, 2014 TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

OF MARKET VECTORS ETF TRUST

Dated September 1, 2014

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Renminbi Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

At a meeting held on December 4, 2014, the Board of Trustees of the Trust unanimously approved the termination and winding down of the Fund. The Fund is expected to distribute all of its net income and capital gains earned by the Fund and not previously distributed prior to liquidation (the “Final Distribution”). This Final Distribution is expected to be declared on December 8, 2014, with an ex-dividend date of December 9, 2014, which would be payable to shareholders of record on December 11, 2014 and paid on December 15, 2014.

After the close of business on December 12, 2014, the Fund will no longer accept creation orders. The last day of trading of shares of the Fund on NYSE Arca, Inc. (“NYSE Arca”) is expected to be December 12, 2014. Shareholders should be aware that when the Fund commences liquidation, which is expected to occur on or about December 12, 2014, it will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on December 13, 2014 and December 23, 2014, shareholders will be unable to dispose of their shares on NYSE Arca.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on December 12, 2014, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on NYSE Arca after market close on December 12, 2014, and the shares will be subsequently delisted. Shareholders who continue to hold shares of the Fund on the Fund’s liquidation date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in the Fund on that date, which will include any capital gains and dividends earned by the Fund and not previously distributed.

The Fund’s Final Distribution is expected to be taxable and to be taxed as ordinary income and/or capital gain. The final tax status of distributions made by the Fund for its tax year that includes the Liquidating Distribution will be provided to shareholders with the year end tax reporting for the Fund (including any portion which may be treated as a return of capital for tax purposes, which would reduce a shareholder’s basis in such shares). Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should call the Fund’s distributor, Van Eck Securities Corporation at 1.888.MKT.VCTR for additional information.

Please retain this supplement for future reference.